EXHIBIT 16


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark Nagle, James R. Foggo, Kevin P. Robins and Christopher J. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Investment Funds, Inc., relating to the combination of Asset Allocation Fund with and into each of Balanced Fund, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                    TITLE                    DATE
---------------------------------      ------------------       ----------------

/s/ Robert J. Dayton                        Director            October 12, 1999
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Robert J. Dayton

/s/ Roger Gibson                            Director            October 13, 1999
---------------------------------
Roger Gibson

/s/ Andrew M. Hunter III                    Director            October 14, 1999
---------------------------------
Andrew M. Hunter III

/s/ Leonard W. Kedrowski                    Director            October 14, 1999
---------------------------------
Leonard W. Kedrowski

/s/ John M. Murphy, Jr.                     Director            October 12, 1999
---------------------------------
John M. Murphy, Jr.

/s/ Robert L. Spies                         Director            October 12, 1999
---------------------------------
Robert L. Spies

/s/ Joseph D. Strauss                       Director            October 15, 1999
---------------------------------
Joseph D. Strauss

/s/ Virginia L. Stringer                    Director            October 13, 1999
---------------------------------
Virginia L. Stringer